4Q 18 EARNINGS PRESENTATION January 18, 2019 © 2019 SunTrust Banks, Inc. SunTrust is a federally registered trademark of SunTrust Banks, Inc.

IMPORTANT CAUTIONARY STATEMENT This presentation should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2017 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Non-GAAP Financial Measures This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliations of those measures to GAAP measures are provided within or in the appendix of this presentation beginning on slide 21. In this presentation, consistent with Securities and Exchange Commission Industry Guide 3, the Company presents total revenue, net interest income, net interest margin, and efficiency ratios on a fully taxable equivalent (“FTE”) and annualized basis. The FTE basis adjusts for the tax-favored status of net interest income from certain loans and investments using applicable federal and state income tax rates to increase tax-exempt interest income to a taxable-equivalent basis. The Company believes this measure to be the preferred industry measurement of net interest income, and it enhances comparability of net interest income arising from taxable and tax-exempt sources. Total revenue-FTE equals net interest income-FTE plus noninterest income. The Company presents the following additional non-GAAP measures because many investors find them useful. Specifically: • The Company presents certain capital information on a tangible basis, including tangible equity, tangible common equity, tangible book value per share, and return on average tangible common equity. These measures exclude the after-tax impact of purchase accounting intangible assets. The Company believes these measures are useful to investors because, by removing the effect of intangible assets that result from merger and acquisition activity (the level of which may vary from company to company), it allows investors to more easily compare the Company’s capital adequacy to other companies in the industry. These measures are used by management to analyze the capital adequacy and profitability of the Company. • Similarly, the Company presents Efficiency ratio-FTE, Tangible efficiency ratio-FTE, Adjusted efficiency ratio-FTE and Adjusted tangible efficiency ratio-FTE. The efficiency ratio is computed by dividing Noninterest expense by Total revenue. Efficiency ratio-FTE is computed by dividing Noninterest expense by Total revenue-FTE. Tangible efficiency ratio-FTE excludes the amortization related to intangible assets and certain tax credits. The Company believes this measure is useful to investors because, by removing the impact of amortization (the level of which may vary from company to company), it allows investors to more easily compare the Company’s efficiency to other companies in the industry. Adjusted efficiency ratio-FTE and adjusted tangible efficiency ratio-FTE remove the pre-tax impact of Form 8-K items announced on December 4, 2017 and the impacts of tax reform-related items or other income or expense items that are material and potentially non-recurring from the calculation of Efficiency ratio-FTE and Tangible efficiency ratio-FTE, respectively. The Company believes these measures are useful to investors because they are more reflective of normalized operations as they reflect results that are primarily client relationship and client transaction driven. These measures are utilized by management to assess the efficiency of the Company and its lines of business. • The Company presents adjusted EPS, adjusted noninterest income, adjusted noninterest expense, and adjusted ROTCE which exclude the impact of Form 8-K items announced on December 4, 2017 and the impacts of tax reform related items and/or a pension settlement charge in 4Q 18. The Company believes these measures are useful to investors because they are more reflective of normalized operations as they reflect results that are primarily business driven. These measures are utilized by management to assess the earnings of the Company and its lines of business. • The Company presents the Basel III Common Equity Tier 1 (CET1) ratio, on a fully phased-in basis on slide 16. For December 31, 2017 and prior, fully-phased-in ratios considered a 250% risk-weighting for MSRs and deduction from capital of certain carryforward DTA, the overfunded pension asset, and other intangible assets. For March 31, 2018 and later, the fully-phased-in ratio considers a 250% risk-weighting for MSRs, as contemplated in the FRB’s ‘Simplifications’ NPR. The Company believes this measure is useful to investors who wish to understand the impact of potential future regulatory requirements. Important Cautionary Statement about Forward-Looking Statements This presentation contains forward-looking statements. Statements regarding future levels of net interest margin, tangible efficiency ratio, net charge-off ratio, loan loss provision expense, ALLL ratio, deposit costs, and the Company’s effective tax rate, and statements regarding future efficiency progress, investments in talent and technology, a potential preferred stock issuance, client adoption of our digital capabilities, and investment banking and lending pipelines are forward- looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “forecast”, “goals”, “plans,” “targets,” “initiatives,” “opportunity,” “focus”, “potentially,” “probably,” “projects,” “outlook,” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could". Forward-looking statements are based on the current beliefs and expectations of management and on information currently available to management. Such statements speak as of the date of this presentation, and we do not assume any obligation to update such statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. Forward-looking statements are subject to significant risks and uncertainties. Investors are cautioned against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in Part I, Item 1A., “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2017 and in other periodic reports that we file with the SEC. Those factors include: current and future legislation and regulation could require us to change our business practices, reduce revenue, impose additional costs, or otherwise adversely affect business operations or competitiveness; we are subject to stringent capital adequacy and liquidity requirements and our failure to meet these would adversely affect our financial condition; the monetary and fiscal policies of the federal government and its agencies could have a material adverse effect on our earnings; our financial results have been, and may continue to be, materially affected by general economic conditions, and a deterioration of economic conditions or of the financial markets may materially adversely affect our lending and other businesses and our financial results and condition; changes in market interest rates or capital markets could adversely affect our revenue and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; our earnings may be affected by volatility in mortgage production and servicing revenues, and by changes in carrying values of our servicing assets and mortgages held for sale due to changes in interest rates; interest rates on our outstanding financial instruments might be subject to change based on regulatory developments, which could adversely affect our revenue, expenses, and the value of those financial instruments; disruptions in our ability to access global capital markets may adversely affect our capital resources and liquidity; we are subject to credit risk; we may have more credit risk and higher credit losses to the extent that our loans are concentrated by loan type, industry segment, borrower type, or location of the borrower or collateral; we rely on the mortgage secondary market and GSEs for some of our liquidity; loss of customer deposits could increase our funding costs; any reduction in our credit rating could increase the cost of our funding from the capital markets; we are subject to litigation, and our expenses related to this litigation may adversely affect our results; we may incur fines, penalties and other negative consequences from regulatory violations, possibly even inadvertent or unintentional violations; we are subject to certain risks related to originating and selling mortgages, and may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, or borrower fraud, and this could harm our liquidity, results of operations, and financial condition; we face risks as a servicer of loans; consumers and small businesses may decide not to use banks to complete their financial transactions, which could affect net income; we have businesses other than banking which subject us to a variety of risks; negative public opinion could damage our reputation and adversely impact business and revenues; we may face more intense scrutiny of our sales, training, and incentive compensation practices; we rely on other companies to provide key components of our business infrastructure; competition in the financial services industry is intense and we could lose business or suffer margin declines as a result; we continually encounter technological change and must effectively develop and implement new technology; maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; we depend on the expertise of key personnel, and if these individuals leave or change their roles without effective replacements, operations may suffer; we may not be able to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategies; our framework for managing risks may not be effective in mitigating risk and loss to us; our controls and procedures may not prevent or detect all errors or acts of fraud; we are at risk of increased losses from fraud; our operational and communications systems and infrastructure may fail or may be the subject of a breach or cyber-attack that, if successful, could adversely affect our business and disrupt business continuity; a disruption, breach, or failure in the operational systems and infrastructure of our third party vendors and other service providers, including as a result of cyber-attacks, could adversely affect our business; natural disasters and other catastrophic events could have a material adverse impact on our operations or our financial condition and results; the soundness of other financial institutions could adversely affect us; we depend on the accuracy and completeness of information about clients and counterparties; our accounting policies and processes are critical to how we report our financial condition and results of operation, and they require management to make estimates about matters that are uncertain; depressed market values for our stock and adverse economic conditions sustained over a period of time may require us to write down some portion of our goodwill; our stock price can be volatile; we might not pay dividends on our stock; our ability to receive dividends from our subsidiaries or other investments could affect our liquidity and ability to pay dividends; and certain banking laws and certain provisions of our articles of incorporation may have an anti-takeover effect. 2

4Q 18 AND 2018 EPS OVERVIEW[1]

Quarterly & Full Year Trends



Diluted EPS
Adjusted EPS
$1.48
$1.09
$1.29
$1.49
$1.56
$1.40
$4.47
$4.09
$5.74
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
2017
2018

Strong Overall Earnings Momentum

- 4Q: EPS includes $0.10 pension settlement charge; excluding this, EPS is $1.50
  - → Sequential decline driven by $0.14 discrete tax benefit in 3Q 18, partially offset by strong revenue trends (up 3%)
- FY: EPS up 28% (reported), 40% (adjusted)
  - → Driven by improved efficiency, increased capital return, and favorable operating environment

Continued Improvements in Profitability

- 4Q: Reported efficiency ratio (ER) of 62.1%; adjusted tangible efficiency ratio (TER) of 58.6% (excludes pension)
- FY: Achieved <60% adjusted TER target
  - → 2018 reported ER of 61.0%; TER of 60.2%[2]
  - → 2018 adjusted TER: 59.6%, down 150 bps relative to 2018
- FY: 12.1% ROE, 16.9% ROTCE[3]

Asset Quality & Capital Remain Strengths

- 4Q NCO ratio: 0.26% | NPL ratio: 0.35%
  - → Strong asset quality performance reflects favorable operating environment and consistent underwriting discipline
- 9.2% Basel III CET1 ratio
- Repurchased $750 million of common stock in 4Q 18 | $750 million capacity remains

1. All commentary reflects sequential (3Q 18 to 4Q 18) trends, unless otherwise noted. Total revenue, net interest income, efficiency ratio, and tangible efficiency ratio are reported on a fully-taxable equivalent (FTE) basis. Please refer to page 22 of the earnings press release for GAAP reconciliations
2. Please refer to slide 21 for GAAP reconciliations
3. Please refer to page 22 of the earnings press release for GAAP reconciliations

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2018 FULL YEAR HIGHLIGHTS Reported Adjusted 28% Growth in EPS 40% 3% Growth in Total Revenue 210 Improvement in Efficiency Ratio1 150 bps bps Improvement in ROE 240 2 470 bps Improvement in ROTCE bps 41% Increase in Total Capital Returns 1. The reported efficiency ratio (FTE) for 2017 and 2018 was 63.1% and 61.0%, respectively. The adjusted efficiency ratio (FTE) for 2017 and 2018 was 61.9% and 60.3%, respectively. The adjusted tangible efficiency ratio (FTE) for 2017 and 2018 was 61.0% and 59.6%, respectively. Please refer to slide 21 for GAAP reconciliation 4 2. Reported ROE for 2017 and 2018 was 9.7% and 12.1%, respectively. Reported ROTCE for 2017 and 2018 was 13.4% and 16.9%, respectively. Please refer to page 22 of the earnings press release for GAAP reconciliations. Adjusted ROTCE for 2017 was 12.2%, which excludes the (1.2%) impact from the discrete items listed on slide 23

NET INTEREST INCOME[1]

Net interest income (FTE) growth continues: up 2% QoQ and 7% YoY

($ in millions)



$1,472
$1,461
$1,510
$1,534
$1,570
3.17%
3.24%
3.28%
3.27%
3.27%
$1,434
$1,441
$1,488
$1,512
$1,547
4Q 17
1Q 18
2Q 18
3Q 18
4Q 18
Net Interest Income
Net Interest Income (FTE)
NIM (FTE)

Prior Quarter Variance

- Net interest income (FTE) increased $36 million, or 2%, as a result of 2.5% average loan growth
- Net interest margin (FTE) stable
  - → Benefit of September rate increase offset by increased wholesale funding, given strong loan growth

Prior Year Variance

- Net interest income (FTE) increased $98 million, or 7%, driven by NIM expansion and 4% average loan growth
- Net interest margin (FTE) increased 10 bps, as a result of higher loan yields due to increases in short-term rates and positive mix shift, partially offset by higher funding costs

1. On this slide, net interest income is reported on an unadjusted and fully taxable-equivalent ("FTE") basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. SunTrust believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts. Net interest margin (FTE) is calculated as net interest income (FTE) divided by average earning assets (on an annualized basis). Please refer to page 22 of the earnings press release for a reconciliation of net interest margin to net interest margin (FTE). Please refer to slide 21 for a reconciliation of net interest income to net interest income (FTE)

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NONINTEREST INCOME Noninterest income up 5% QoQ ($ in millions) Prior Quarter Variance $840 • Noninterest income increased $36 million, or 5%, $7 $7 driven by: → $44 million increase in commercial real estate- related income, as a result of increased structured real estate activity and seasonality → Partially offset by $22 million decrease in capital markets-related income, as a result of market conditions $833 $829 $818 $796 $782 Prior Year Variance • Noninterest income decreased $15 million, or 2%, as a result of market conditions which negatively impacted mortgage-related income (lower volumes and margins) and trading income → Partially offset by $24 million increase in investment banking income, driven by M&A 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 Non-core items1 6 1. Non-core items refers to items announced in the December 4, 2017 Form 8-K and tax reform-related items as outlined on slide 23. Please refer to slide 21 for a reconciliation of reported noninterest income to adjusted noninterest income

NONINTEREST EXPENSE Continued focus on disciplined expense management ($ in millions) $1,520 $1,482 Prior Quarter Variance $111 $60 • Excluding $60 million pension settlement charge, noninterest expense increased $38 million, as a result of certain discrete items → $35 million increase in operating losses and other noninterest expense, driven by discrete items in 4Q 18 and normal quarterly variability → $16 million increase in net occupancy expense, driven by lease termination benefit in 3Q 18 $1,409 $1,417 $1,390 $1,384 $1,422 • Partially offset by lower regulatory assessments, as a result of the removal of the FDIC surcharge and a separate $9 million regulatory assessment credit Prior Year Variance • Adjusted noninterest expense up $13 million, or 1%, as a result of 4% revenue growth and increased investments in technology, largely offset by ongoing 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 efficiency initiatives Non-core items1 7 1. Non-core items refers to items announced in the December 4, 2017 Form 8-K and tax reform-related items as outlined on slide 23, in addition to $60 million pension settlement charge in 4Q 18. Please refer to slide 21 for a reconciliation of reported noninterest expense to adjusted noninterest expense

EFFICIENCY RATIO & TANGIBLE EFFICIENCY RATIO1  Achieved <60% adjusted TER target one year earlier than stated goal  Medium-Term TER Target: 56-58% 5-Quarter Trends Annual Trends 72.0% 62.8% 60.9% 67.4% 59.8% 59.6% 59.4%  65.6% Achieved 63.7% <60% 63.1% 62.6% Target 61.9% 60.3% 71.5% 62.1% 59.9% 58.7% 58.9% 58.6% 66.9% 65.3% 63.3% 62.6% 62.0% 61.0% 59.6% 56-58% 4Q 17 2 1Q 18 2Q 18 3Q 18 4Q 18 2 2011 20122 2013 2 2014 2 2015 2016 2017 2 20182 Medium- Term TER Target Efficiency Ratio (FTE) Tangible Efficiency Ratio (FTE) 1. The efficiency ratio and tangible efficiency ratio are reported on fully taxable-equivalent (“FTE”) basis. The FTE basis adjusts net interest income for the tax-favored status of income from certain loans and investments. Unadjusted net interest income can be found on slide 5. Please refer to slide 21 for the reconciliation to the GAAP efficiency ratio 8 2. 2012, 2013, 2014, 2017, 2018, 4Q 17, and 4Q 18 values represent the adjusted efficiency ratio and adjusted tangible efficiency ratio. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. Please refer to slide 21 for reconciliations related to the GAAP efficiency ratio

CREDIT QUALITY Asset quality continues to be very strong ($ in millions) Net Charge-offs Nonperforming Loans . NCO ratio remains well below historical averages . Sequential decrease driven by resolution of certain nonaccruing commercial credits NCOs Total NCO Ratio (annualized) NPLs Total NPL Ratio $755 $712 $695 $107 $674 $97 $88 $526 $79 $73 0.29% 0.24% 0.26% 0.22% 0.20% 0.47% 0.50% 0.52% 0.47% 0.35% 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 Allowance for Loan and Lease Losses (ALLL) Provision for Credit Losses . Continued asset quality improvements drive decline in ALLL ratio . Sequential increase driven by higher loan growth ALLL ALLL Ratio $1,735 $1,694 $1,650 $1,623 $1,615 $87 $79 $61 1.21% 1.19% 1.14% 1.10% 1.06% $28 $32 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 9

BALANCE SHEET ($ in billions) ($ in billions, average balances) Average Performing Loans Average Client Deposits $160.7 $159.2 $159.0 $159.3 $161.6 $145.2 $149.1 $143.4 $142.2 $143.4 $6.5 $6.6 $6.8 $6.7 $6.5 $11.9 $13.1 $13.9 $14.8 $15.4 $31.3 $28.7 $29.0 $29.2 $30.0 $46.2 $46.6 $45.3 $45.3 $47.4 $38.2 $38.0 $37.7 $37.9 $38.3 $44.1 $42.3 $43.0 $42.6 $42.3 $76.4 $75.2 $76.5 $77.4 $79.4 $52.0 $50.5 $49.8 $49.9 $49.9 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 Commercial Residential Consumer Money Market DDA (Nonint bearing) NOW Time Savings Prior Quarter Variance Prior Quarter Variance • Average performing loans up 2.5%, driven by broad-based • Average client deposits increased 1%, driven by seasonal growth across both business segments growth in NOW accounts → Consumer up 2% | Wholesale up 3% • Interest-bearing deposit costs up 10 bps Prior Year Variance Prior Year Variance • Average client deposits increased 1%; mix shift towards • Average performing loans up 4%; driven by growth in C&I, higher cost deposits consumer direct, and CRE, partially offset by declines in home equity and commercial construction → $3.6 billion increase in time deposits offset by declines in money market and noninterest bearing deposits 10 Note: Totals may not foot due to rounding

CAPITAL POSITION Basel III Common Equity Tier 1 Ratio1 Basel III Tier 1 Capital Ratio1 11.2% 11.0% 10.9% 10.7% 10.3% 9.7% 9.8% 9.7% 9.6% 9.2% 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 Book Value / Tangible Book Value Per Share2 $49.57 $47.94 $47.14 $47.70 $48.00 $35.73 $34.82 $33.97 $34.40 $34.51 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 Book Value Per Share Tangible Book Value Per Share 11 1. Current quarter amounts are estimated at the time of the earnings release and subject to revision 2. Please refer to slide 22 for the reconciliation of book value per share to tangible book value per share

CONSUMER SEGMENT HIGHLIGHTS

($ in millions)	4Q 17	3Q 18	4Q 18	FY 17	FY 18	%Δ Prior Yr
Net Interest Income	$1,000	$1,079	$1,097	$3,906	$4,235	8 %
Noninterest Income	480	445	457	1,905	1,804	(5)%
Total Revenue	1,480	1,524	1,554	5,811	6,039	4 %
Provision for Credit Losses	64	36	46	366	148	NM
Noninterest Expense	1,046	994	1,034	3,982	4,017	1 %
Net Income	$236	$381	$367	$934	$1,450	55 %
Key Statistics ($ in billions)						
Total Loans (average)	$74.7	$75.4	$77.0	$73.6	$75.4	3 %
Client Deposits (average)	$109.4	$111.9	$112.1	$109.3	$111.2	2 %
Managed Assets (EOP)	$58.9	$62.2	$58.6	$58.9	$58.6	(0)%
Full-Service Branches	1,275	1,217	1,218	1,275	1,218	(4)%
Efficiency Ratio	70.7%	65.3%	66.6%	68.5%	66.5%	
Tangible Efficiency Ratio[1]	69.5%	64.1%	65.4%	67.4%	65.4%	
Mortgage Data:						
Servicing Portfolio for Others (EOP)	$136.1	$140.0	$141.1	$136.1	$141.1	4 %
Production Volume	$6.3	$6.1	$4.9	$24.4	$22.5	(8)%
Application Volume	$7.1	$7.6	$5.5	$30.8	$28.4	(8)%

FY 2018 Highlights

- Good financial progress
  - → Revenue up 4% strong net interest income growth offset declines in mortgage
  - → 200 bps improvement in efficiency
    - → Branch count down 4%
  - → Net income up 55%
- Strong, broad-based balance sheet growth improves the Company's overall loan mix and provides attractive funding
  - → 3% loan growth driven by LightStream, third party partnerships, and guaranteed student loans
  - → 2% deposit growth driven by targeted CD growth
- Maintained conservative credit risk profile
  - → New production FICO: 766
- Investments in client facing technology drive increased digital adoption
  - → Digital adoption: 70%, up from 68% in 2017
  - → Digital sales: 32%, up from 27% in 2017
  - → 64% SmartGUIDE adoption rate (digital mortgage application introduced in 1Q 18)
- Nationally recognized for superior client experience
  - → Received four Javelin 'Leader' Awards for online and mobile banking capabilities
  - → Awarded Top 5 Mortgage Servicer by JD Power
  - → Named Top 3 Overall Auto Finance Lender by Auto Finance Performance
  - → LightStream: Best Personal Loan Companies of 2018 (US News World Report)

Note: NM = not meaningful

1. Please refer to page 24 of the earnings press release for a reconciliation of efficiency ratio to tangible efficiency ratio

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WHOLESALE SEGMENT HIGHLIGHTS

($ in millions)	4Q 17	3Q 18	4Q 18	FY 17	FY 18	%Δ Prior Yr
Net Interest Income (FTE)	$566	$574	$592	$2,171	$2,270	5 %
Noninterest Income	403	374	408	1,573	1,534	(2)%
Total Revenue (FTE)	969	948	1,000	3,744	3,804	2 %
Provision for Credit Losses	11	24	41	39	60	NM
Noninterest Expense	436	434	408	1,727	1,720	(0)%
Net Income	$328	$374	$421	$1,242	$1,545	24 %
Key Statistics ($ in billions)						
Total Loans (average)	$68.4	$70.7	$72.6	$69.4	$70.2	1 %
Client Deposits (average)	$51.3	$47.9	$49.7	$50.2	$48.7	(3)%
Efficiency Ratio (FTE)[1]	44.9%	45.8%	40.7%	46.1%	45.2%	
Tangible Efficiency Ratio (FTE)[1]	41.8%	43.3%	38.0%	43.7%	42.8%	

FY 2018 Highlights

- Record revenue and strong profitability
  - → 2% revenue growth driven by net interest income (NIM expansion and 1% loan growth)
    - → Diversified platform helped overcome adverse market conditions in 4Q 18
  - → 43% tangible efficiency ratio (FTE), 90 bps improvement in 2018
  - → 24% increase in net income
- Positive underlying trends affirm strategic momentum and success of advice-driven model
  - → Record performance in M&A and Equity Originations
  - → Capital markets revenue from non-CIB clients up 49%
  - → Loan growth driven by M&A activity, investments in enhanced CRE capabilities, expanded aging services vertical, and expansion markets
- Maintained disciplined risk management
  - → 15% decline in syndicated and leverage finance income (reflection of underwriting discipline and market conditions); all transactions fully syndicated at year end
  - → <$5 million daily trading VaR
  - → Positive remixing within CRE portfolio; construction balances down $1.3bn, term balances up $1.9bn
  - → 9 bp NCO ratio in 2017 and 2018

Note: NM = not meaningful

1. Please refer to page 26 of the earnings press release for a reconciliation of efficiency ratio to tangible efficiency ratio

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STRONG, CONSISTENT LONG-TERM TRENDS

7th consecutive year of improvement across key metrics

Investing in Growth & Technology

GAAP EPS							
2011	2012	2013	2014	2015	2016	2017	2018
$0.94	$3.59	$2.41	$3.23	$3.58	$3.60	$4.47	$5.74

(Adjusted earnings per share[1])



$0.94
$2.19
$2.74
$3.24
$3.58
$3.60
$4.09
$5.74
2011 2012 2013 2014 2015 2016 2017 2018

- 40% adjusted EPS growth
  - → 3% revenue growth, even after 4% decline in noninterest income, reflects franchise diversity
- Investing in technology
  - → 70% digital adoption
  - → Completed transition to SunView (new T&PS platform for Wholesale clients)
  - → Received national recognition for superior client experience (slide 12)

Improving Efficiency & Returns

GAAP ER							
2011	2012	2013	2014	2015	2016	2017	2018
72.0%	59.3%	71.2%	66.7%	63.1%	62.6%	63.1%	61.0%

(Adjusted tangible efficiency ratio[2])



71.5%
66.9%
65.3%
63.3%
62.6%
62.0%
61.0%
59.6%
2011 2012 2013 2014 2015 2016 2017 2018

- Strong FY profitability improvements
  - → Adjusted TER: 59.6%; 150 bps YoY improvement
  - → NIM: 3.26%; 12 bps YoY improvement
  - → ROTCE: 16.9%[3]; 470 bps YoY improvement
- Achieved <60% TER target (one year early)
  - → 56-58% Medium-Term TER Target

Strong Capital & Risk Position

(Dividends & share buybacks as a % of net income)



8%
11%
26%
48%
62%
73%
89%
103%
2011 2012 2013 2014 2015 2016 2017 2018

- 41% increase in capital returns
  - → 36% increase in dividends per share
  - → 45% increase in share repurchases
  - → 5% decline in average shares outstanding
- Diverse, high quality balance sheet
  - → 0.23% NCO ratio; 2 bps YoY improvement
  - → 0.35% NPL ratio; 12 bps YoY improvement

1. 2012, 2013, and 2017 values represent adjusted earnings per share. The impact of excluding discrete items was ($1.40), $0.33, and ($0.39) for 2012, 2013, and 2017, respectively. For the reconciliation to GAAP EPS for 2012 and 2013, please refer to page 36 of the 2013 Form 10-K. For the 2017 reconciliation to GAAP EPS, please refer to slide 23
2. 2012, 2013, 2014, 2017 and 2018 values represent the adjusted tangible efficiency ratio. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions. Please refer to slide 21 for reconciliations related to the GAAP efficiency ratio
3. Reported ROE for 2017 and 2018 was 9.7% and 12.1%, respectively. Reported ROTCE for 2017 and 2018 was 13.4% and 16.9%, respectively. Please refer to page 22 of the earnings press release for GAAP reconciliations. Adjusted ROTCE for 2017 was 12.2%, which excludes the (1.2%) impact from the discrete items listed on slide 23

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APPENDIX

5-QUARTER & 2-YEAR FINANCIAL HIGHLIGHTS

		4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	2017	2018
Profitability	EPS (diluted)	$1.48	$1.29	$1.49	$1.56	$1.40	$4.47	$5.74
	Adjusted EPS (diluted)[1]	$1.09	$1.29	$1.49	$1.56	$1.40	$4.09	$5.74
	Efficiency Ratio (FTE)	65.9%	62.8%	59.4%	59.8%	62.1%	63.1%	61.0%
	Tangible Efficiency Ratio (FTE)[2]	64.8%	62.1%	58.7%	58.9%	61.1%	62.3%	60.2%
	Adjusted Tangible Efficiency Ratio (FTE)[3]	59.9%	62.1%	58.7%	58.9%	58.6%	61.0%	59.6%
	Net Interest Margin (FTE)	3.17%	3.24%	3.28%	3.27%	3.27%	3.14%	3.26%
	Return on Average Assets	1.43%	1.28%	1.42%	1.44%	1.23%	1.11%	1.34%
	Return on Average Common Equity	12.5%	11.2%	12.7%	13.0%	11.5%	9.7%	12.1%
	Return on Average Tangible Common Equity[4]	17.2%	15.6%	17.7%	18.1%	16.1%	13.4%	16.9%
Balance Sheet	Average Performing Loans ($ in billions)	$143.4	$142.2	$143.4	$145.2	$149.1	$143.5	$145.0
	Average Client Deposits ($ in billions)	$160.7	$159.2	$159.0	$159.3	$161.6	$159.5	$159.8
Credit & Capital	NPL Ratio	0.47%	0.50%	0.52%	0.47%	0.35%	0.47%	0.35%
	NCO Ratio	0.29%	0.22%	0.20%	0.24%	0.26%	0.25%	0.23%
	ALLL Ratio	1.21%	1.19%	1.14%	1.10%	1.06%	1.21%	1.06%
	Basel III Common Equity Tier 1 Ratio (transitional)	9.7%	9.8%	9.7%	9.6%	9.2%	9.7%	9.2%
	Basel III Common Equity Tier 1 Ratio (fully phased-in)[5]	9.6%	9.7%	9.6%	9.4%	9.1%	9.6%	9.1%
	Book Value Per Share	$47.94	$47.14	$47.70	$48.00	$49.57	$47.94	$49.57
	Tangible Book Value Per Share[6]	$34.82	$33.97	$34.40	$34.51	$35.73	$34.82	$35.73

1. Please refer to slide 23 for the 4Q 17 GAAP reconciliations
2. Please refer to page 22 of the earnings press release for GAAP reconciliations
3. Please refer to slide 21 for the GAAP reconciliations
4. Please refer to page 22 of the earnings press release for GAAP reconciliations
5. For 12/31/17 and prior, fully-phased-in ratios considered a 250% risk-weighting for MSRs and deduction from capital of certain carryforward DTA, the overfunded pension asset, and other intangible assets. For 2018, the fully-phased-in ratio reflects a 250% risk-weighting for MSRs, as contemplated in the FRB's 'Simplifications' NPR
6. Please refer to slide 22 for a reconcilement to book value per share

16

SunTrust

30-89 DAY DELINQUENCIES BY LOAN CLASS

($ in millions)

30-89 Accruing Delinquencies	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	Memo: 4Q 18 Loan Balance
Commercial & industrial	0.06%	0.05%	0.05%	0.06%	0.09%	$71,137
Commercial real estate	0.00%	0.03%	0.23%	0.03%	0.03%	$7,265
Commercial construction	0.00%	0.00%	0.38%	0.00%	0.01%	$2,538
Total Commercial Loans	0.06%	0.05%	0.08%	0.05%	0.08%	$80,940
Residential mortgages – guaranteed	-	-	-	-	-	$459
Residential mortgages – nonguaranteed	0.55%	0.24%	0.19%	0.26%	0.24%	$28,836
Home equity products	0.71%	0.65%	0.60%	0.72%	0.66%	$9,468
Residential construction	2.33%	0.11%	0.16%	0.48%	1.37%	$184
Guaranteed student loans	-	-	-	-	-	$7,229
Other direct	0.42%	0.39%	0.32%	0.38%	0.43%	$10,615
Indirect	0.91%	0.71%	0.75%	0.83%	1.01%	$12,419
Credit cards	0.83%	0.89%	0.84%	0.95%	1.02%	$1,689
Total Consumer Loans[1]	0.65%	0.44%	0.40%	0.48%	0.51%	$70,899
Total SunTrust - excl. gov.-guaranteed delinquencies[1]	0.32%	0.22%	0.22%	0.24%	0.27%	$144,151
Impact of excluding gov.-guaranteed delinquencies	0.48%	0.46%	0.50%	0.50%	0.46%	$7,688
Total SunTrust - incl. gov.-guaranteed delinquencies[2]	0.80%	0.68%	0.72%	0.74%	0.73%	$151,839

1. Excludes delinquencies on federally guaranteed mortgages and student loans
2. Excludes mortgage loans guaranteed by GNMA that SunTrust has the option, but not the obligation, to repurchase

Note: Totals may not foot due to rounding

17
SunTrust

NONPERFORMING LOANS BY LOAN CLASS ($ in millions) Memo: 4Q 18 Loan Nonperforming Loans 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 Balance Commercial & industrial $215 $216 $296 $256 $157 $71,137 Commercial real estate 24 46 45 43 2 $7,265 Commercial construction 1 - - - - $2,538 Total Commercial Loans $240 $262 $341 $299 $159 $80,940 Residential mortgages – guaranteed - - - - - $459 Residential mortgages - nonguaranteed 206 253 240 225 204 $28,836 Home equity products 203 169 150 149 138 $9,468 Residential construction 11 16 10 9 11 $184 Guaranteed student loans - - - - - $7,229 Other direct 7 8 8 7 7 $10,615 Indirect 7 4 6 6 7 $12,419 Credit cards - - - - - $1,689 Total Consumer Loans $434 $450 $414 $396 $367 $70,899 Total SunTrust $674 $712 $755 $695 $526 $151,839 NPLs / Total Loans 0.47% 0.50% 0.52% 0.47% 0.35% 18 Note: Totals may not foot due to rounding

NET CHARGE-OFF RATIOS BY LOAN CLASS ($ in millions) Memo: 4Q 18 Loan Net Charge-off Ratio (annualized) 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 Balance Commercial & industrial 0.22% 0.08% 0.10% 0.25% 0.16% $71,137 Commercial real estate (0.01)% 0.28% (0.01)% (0.01)% 0.19% $7,265 Commercial construction (0.01)% (0.02)% (0.00)% (0.00)% (0.00)% $2,538 Total Commercial Loans 0.19% 0.09% 0.09% 0.22% 0.15% $80,940 Residential mortgages – guaranteed - - - - - $459 Residential mortgages – nonguaranteed 0.20% 0.14% 0.18% 0.03% 0.09% $28,836 Home equity products 0.19% 0.10% 0.05% (0.01)% 0.09% $9,468 Residential construction 3.39% 0.69% 2.76% 0.69% (0.10)% $184 Guaranteed student loans - - - - - $7,229 Other direct 0.81% 0.82% 0.77% 0.68% 1.05% $10,615 Indirect 0.66% 0.67% 0.41% 0.52% 0.54% $12,419 Credit cards 2.77% 3.21% 3.22% 3.13% 3.17% $1,689 Total Consumer Loans 0.41% 0.37% 0.34% 0.27% 0.37% $70,899 Total SunTrust 0.29% 0.22% 0.20% 0.24% 0.26% $151,839 19

NET CHARGE-OFFS BY LOAN CLASS ($ in millions) Memo: 4Q 18 Loan Net Charge-offs 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 Balance Commercial & industrial $37 $13 $17 $42 $28 $71,137 Commercial real estate - 4 - - 3 $7,265 Commercial construction - - - - - $2,538 Total Commercial Loans $37 $17 $17 $42 $31 $80,940 Residential mortgages – guaranteed - - - - - $459 Residential mortgages – nonguaranteed 14 9 12 2 7 $28,836 Home equity products 5 3 1 (1) 2 $9,468 Residential construction 3 - 2 - - $184 Guaranteed student loans - - - - - $7,229 Other direct 18 18 17 16 27 $10,615 Indirect 20 20 12 16 17 $12,419 Credit cards 10 12 12 13 13 $1,689 Total Consumer Loans $70 $62 $56 $46 $66 $70,899 Total SunTrust $107 $79 $73 $88 $97 $151,839 20 Note: Totals may not foot due to rounding

RECONCILIATION: ADJUSTED EFFICIENCY RATIO (FTE) & ADJUSTED TANGIBLE EFFICIENCY RATIO (FTE)

($ in millions)

	4Q 17	1Q 18	2Q 18	3Q 18	4Q 18	2011	2012	2013	2014	2015	2016	2017	2018
Reported (GAAP) Basis													
Net Interest Income	1,434	1,441	1,488	1,512	1,547	5,065	5,102	4,853	4,840	4,764	5,221	5,633	5,987
Noninterest Income	833	796	829	782	818	3,421	5,373	3,214	3,323	3,268	3,383	3,354	3,226
Revenue	2,267	2,237	2,317	2,294	2,365	8,486	10,475	8,067	8,163	8,032	8,604	8,987	9,213
Noninterest Expense[1]	1,520	1,417	1,390	1,384	1,482	6,194	6,284	5,831	5,543	5,160	5,468	5,764	5,673
Efficiency Ratio	67.0%	63.3%	60.0%	60.3%	62.7%	73.0%	60.0%	72.3%	67.9%	64.2%	63.6%	64.1%	61.6%
Reconciliation:													
Net Interest Income	1,434	1,441	1,488	1,512	1,547	5,065	5,102	4,853	4,840	4,764	5,221	5,633	5,987
FTE Adjustment	38	20	22	22	23	114	123	127	142	142	138	145	88
Net Interest Income-FTE	1,472	1,461	1,510	1,534	1,570	5,179	5,225	4,980	4,982	4,906	5,359	5,778	6,075
Noninterest Income	833	796	829	782	818	3,421	5,373	3,214	3,323	3,268	3,383	3,354	3,226
Revenue-FTE	2,305	2,257	2,339	2,316	2,388	8,600	10,598	8,194	8,305	8,174	8,742	9,132	9,301
Efficiency Ratio-FTE	65.9%	62.8%	59.4%	59.8%	62.1%	72.0%	59.3%	71.2%	66.7%	63.1%	62.6%	63.1%	61.0%
Adjustment Items (Noninterest Income):													
3Q-4Q 12 student / Ginnie Mae loan sale (losses)							(92)						
Securities gain related to the sale of Coca Cola stock							1,938						
Pre-tax mortgage repurchase provision related to loans sold to GSEs prior to 2009							(371)						
GSE mortgage repurchase settlements								(63)					
RidgeWorth sale									105				
Premium Assignment Corporation sale	107											107	
Securities & MSR losses in connection with tax reform-related actions	(114)											(114)	
Adjusted Noninterest Income	840	796	829	782	818	3,421	3,898	3,277	3,218	3,268	3,383	3,361	3,226
Adjusted Revenue-FTE[2]	2,313	2,257	2,339	2,316	2,388	8,600	9,123	8,257	8,200	8,174	8,742	9,139	9,301
Noninterest Expense[1]	1,520	1,417	1,390	1,384	1,482	6,194	6,284	5,831	5,543	5,160	5,468	5,764	5,673
Adjustment Items (Noninterest Expense):													
Legacy affordable housing impairment							96						
Charitable contribution of KO shares							38						
Impact of certain legacy mortgage legal matters								323	324				
Mortgage servicing advances allowance increase								96					
Efficiency related charges as outlined in 12/4/17 8-K	36											36	
Contribution to communities / teammates in connection with tax-reform	75											75	
Legacy pension settlement charge					60								60
Adjusted Noninterest Expense[2]	1,409	1,417	1,390	1,384	1,422	6,194	6,150	5,412	5,219	5,160	5,468	5,653	5,613
Amortization Expense	25	15	17	19	22	43	46	23	25	40	49	75	73
Adjusted Tangible Expenses[2]	1,384	1,402	1,373	1,365	1,400	6,151	6,104	5,389	5,194	5,120	5,419	5,578	5,540
Adjusted Efficiency Ratio-FTE[3]	60.9%	62.8%	59.4%	59.8%	59.6%	72.0%	67.4%	65.6%	63.7%	63.1%	62.6%	61.9%	60.3%
Adjusted Tangible Efficiency Ratio-FTE[3]	59.9%	62.1%	58.7%	58.9%	58.6%	71.5%	66.9%	65.3%	63.3%	62.6%	62.0%	61.0%	59.6%

1. In accordance with updated GAAP, amortization of affordable housing investments were reclassified and are now presented in provision for income taxes for 2013. Previously, the amortization was presented in other noninterest expense
2. Adjusted revenue and expenses are provided as they remove certain items that are material and potentially non-recurring. Adjusted figures are intended to provide management and investors information on trends that are more comparable across periods and potentially more comparable across institutions
3. Represents adjusted noninterest expense / adjusted revenue-FTE. Adjusted tangible efficiency ratio excludes amortization expense, the impact of which is (1.08%), (0.66%), (0.73%), (0.82%), (0.92%), (0.50%), (0.50%), (0.28%), (0.30%), (0.49%), (0.56%), (0.82%), (0.78%) for 4Q 17, 1Q 18, 2Q 18, 3Q 18, 4Q 18, 2011, 2012, 2013, 2014, 2015, 2016, 2017, and 2018 respectively

21

SUNTRUST

RECONCILIATION: OTHER NON-GAAP MEASURES ($ in billions, except per-share data) 4Q 17 1Q 18 2Q 18 3Q 18 4Q 18 Total Shareholders' Equity $25.2 $24.3 $24.3 $24.1 $24.3 Goodwill, Net of Deferred Taxes (6.2) (6.2) (6.2) (6.2) (6.2) Other Intangible Assets Including MSRs, Net of Deferred Taxes (1.8) (2.0) (2.0) (2.1) (2.1) MSRs 1.8 2.0 2.0 2.1 2.0 Tangible Equity $19.0 $18.1 $18.1 $18.0 $18.1 Noncontrolling Interest (0.1) (0.1) (0.1) (0.1) (0.1) Preferred Stock (2.5) (2.0) (2.0) (2.0) (2.0) Tangible Common Equity $16.4 $16.0 $16.0 $15.8 $16.0 Total Assets 206.0 204.9 207.5 211.3 215.5 Goodwill (6.3) (6.3) (6.3) (6.3) (6.3) Other Intangible Assets Including MSRs, Net of Deferred Taxes (1.8) (2.0) (2.0) (2.1) (2.1) MSRs 1.8 2.0 2.0 2.1 2.0 Tangible Assets $199.6 $198.5 $201.2 $204.9 $209.2 Book Value Per Common Share $47.94 $47.14 $47.70 $48.00 $49.57 Tangible Book Value Per Common Share $34.82 $33.97 $34.40 $34.51 $35.73 22 Note: Totals may not foot due to rounding

4Q 2017 DISCRETE ITEMS

($ in millions, except per-share data)

		Pre-Tax	After-Tax	Line Item	Impacted Segment
Items Announced in 12/4/2017 8-K	Gain on sale of Premium Assignment Corporation (PAC)	$107	$65	Other noninterest income	Wholesale
	SunTrust Mortgage state NOL valuation allowance adjustment	-	($27)	Provision for income taxes	Corporate Other
	Net charge related to efficiency actions	($36)	($22)	Other noninterest expense	All
	Sub-Total		$16		
	EPS Impact		$0.03		
Tax Reform Impacts & Related Actions	Revaluation of the net DTL & other discrete tax items	-	$291	Provision for income taxes	Corporate Other
	Securities AFS portfolio restructuring losses	($109)	($69)	Securities gains/ (losses)	Corporate Other
	Charitable contribution to SunTrust Foundation	($50)	($31)	Marketing & customer development	Corporate Other
	Discretionary 401(k) contribution and other employee benefits	($25)	($16)	Employee compensation & benefits	All
	Loss on sale of servicing rights	($5)	($3)	Mortgage servicing related income	Consumer
	Sub-Total		$172		
	EPS Impact		$0.36		

		Reported	Adjusted
4Q 17	Earnings Per Share	$1.48	$1.09
	Efficiency Ratio (FTE)[1]	65.9%	60.9%
	Tangible Efficiency Ratio (FTE)[1]	64.8%	59.9%
2017	Earnings Per Share	$4.47	$4.09
	Efficiency Ratio (FTE)[1]	63.1%	61.9%
	Tangible Efficiency Ratio (FTE)[1]	62.3%	61.0%

1. The efficiency ratio and tangible efficiency ratios are reported on fully taxable-equivalent ("FTE") basis. Please refer to slide 21 for GAAP reconciliations. Numbers may not foot due to rounding

23

SUNTRUST